FOR IMMEDIATE RELEASE

DUFF & PHELPS REPORTS 2011
FOURTH QUARTER AND FULL YEAR RESULTS,
AND DECLARES QUARTERLY DIVIDEND

FOURTH QUARTER HIGHLIGHTS:

•
Quarterly revenues of $124.6 million including reimbursable expenses (representing a $19.0 million or 18.0% increase over the corresponding prior year quarter) and $119.0 million excluding reimbursable expenses (representing a $15.8 million or 15.3% increase over the corresponding prior year quarter)

•	Adjusted EBITDA(1) of $24.2 million, representing a 20.3% margin and a $5.5 million or 29.6% increase over the corresponding prior year quarter

•	Adjusted Pro Forma Net Income(1) of $0.32 per share, representing a $0.07 or 28.0% increase over the corresponding prior year quarter

•	Increased quarterly dividend by 12.5% to $0.09 per share of Class A common stock

FULL YEAR HIGHLIGHTS:

•
Full year revenues of $396.9 million including reimbursable expenses (representing a $21.8 million or 5.8% increase over the prior year) and $383.9 million excluding reimbursable expenses (representing a $18.4 million or 5.0% increase over the prior year)

•	Adjusted EBITDA(1) of $64.7 million, representing a 16.9% margin and a $3.7 million or 6.1% increase over the prior year

•	Adjusted Pro Forma Net Income(1) of $0.82 per share, representing a $0.05 or 6.5% increase over the prior year

•	Repurchased 2.0 million shares of Class A common stock during the year for an aggregate purchase price of $23.9 million or $11.80 per share, as part of our publicly announced program

NEW YORK—February 15, 2012—Duff & Phelps Corporation (NYSE: DUF), a leading independent financial advisory and investment banking firm, today announced its fourth quarter 2011 financial results and declared a quarterly dividend.

Results
For the quarter ended December 31, 2011, revenues excluding reimbursable expenses increased $15.8 million or 15.3% to $119.0 million, compared to $103.2 million for the corresponding prior year quarter. Adjusted EBITDA(1) for the quarter was $24.2 million, representing 20.3% of revenues excluding reimbursable expenses, compared to $18.7 million for the corresponding prior year quarter, representing 18.1% of revenues excluding reimbursable expenses. Net income attributable to Duff & Phelps Corporation was $7.0 million, or $0.23 per share of Class A common stock on a fully diluted basis, compared to $5.9 million, or $0.20 per share for the corresponding prior year quarter. Adjusted Pro Forma Net Income(1) was $12.4 million, or $0.32 per share on a fully exchanged, fully diluted basis, compared to $9.6 million, or $0.25 per share, for the corresponding prior year quarter.

For the year ended December 31, 2011, revenues excluding reimbursable expenses increased $18.4 million or 5.0% to $383.9 million, compared to $365.5 million for the prior year. Adjusted EBITDA(1) for the year was $64.7 million, representing 16.9% of revenues excluding reimbursable expenses, compared to $61.0 million for the prior year, representing 16.7% of revenues excluding reimbursable expenses. Net income attributable to Duff & Phelps Corporation was $18.6 million, or $0.63 per share of Class A common stock on a fully diluted basis, compared to $16.8 million, or $0.60 per share for the prior year. Adjusted Pro Forma Net Income(1) was $31.7 million, or $0.82 per share on a fully exchanged, fully diluted basis, compared to $29.7 million, or $0.77 per share, for the prior year.

"Duff & Phelps' fourth quarter performance demonstrated momentum in many facets of our business,” said Noah Gottdiener, chief executive officer.  “This resulted in a 15% increase in overall revenues with double digit growth in our Dispute, Alternative Asset Advisory and M&A businesses as compared to the corresponding prior year quarter.  Going forward, we are confident that investments in M&A industry expertise, expanded restructuring offerings and premier market positioning within our valuation- oriented services position us well for 2012 and beyond.”

"Our financial strength enabled us to execute quickly on strategic acquisitions and investments that drive growth,” said Patrick Puzzuoli, chief financial officer. "Furthermore, our balance sheet and cost discipline provide a level of financial flexibility to continue to grow the business while enabling a 12.5% increase in our quarterly dividend from $0.08 to $0.09 per share."

_______________

(1)	Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per share are non-GAAP financial measures. See definitions and disclosures herein.

Declaration of Quarterly Dividend
The Company also announced today that its board of directors has declared a quarterly dividend of $0.09 per share on its outstanding Class A common stock. The dividend is payable on March 16, 2012 to shareholders of record on March 6, 2012. Concurrent with the payment of the dividend, the Company will also be distributing $0.09 per unit to holders of New Class A Units.

Earnings Call Webcast
As previously announced, Duff & Phelps will host a conference call today, February 15, 2012, at 5:00 p.m. EST to discuss the Company's financial results. Interested parties can access the webcast for this call through http://ir.duffandphelps.com/.

About Duff & Phelps
As a leading global financial advisory and investment banking firm, Duff & Phelps balances analytical skills, deep market insight and independence to help clients make sound decisions. The firm provides expertise in the areas of valuation, transactions, financial restructuring, alternative assets, disputes and taxation, with more than 1,000 employees serving clients from offices in North America, Europe and Asia. Investment banking services in the United States are provided by Duff & Phelps Securities, LLC and Pagemill Partners, LLC. Member FINRA/SIPC. M&A advisory services in the United Kingdom and Germany are provided by Duff & Phelps Securities Ltd. Duff & Phelps Securities Ltd. is authorized and regulated by the Financial Services Authority. Investment banking services in France are provided by Duff & Phelps SAS. For more information, visit www.duffandphelps.com. (NYSE: DUF)

Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Pro Forma Net Income, and Adjusted Pro Forma Net Income per share are non-GAAP financial measures. We believe these measures provide a relevant and useful alternative measure of our ongoing profitability and performance. We believe the Adjusted EBITDA, Adjusted Pro Forma Net Income, and Adjusted Pro Forma Net Income per share, in addition to GAAP financial measures, provide a relevant and useful benchmark for investors, in order to assess our financial performance, ongoing operating results and comparability to other companies in our industry. These measures are utilized by our senior management to evaluate our overall performance.

We define Adjusted EBITDA as operating income before depreciation and amortization, equity-based compensation originating prior to our IPO and associated with grants of ownership units of D&P Acquisitions and stock options granted in conjunction with our IPO and other items which are generally non-recurring in nature, including but not limited to restructuring charges and acquisition related expenses. We define Adjusted Pro Forma Net Income as net income before equity compensation associated with grants of ownership units of D&P Acquisitions and stock options granted in conjunction with our IPO, and certain items generally nonrecurring in nature, including but not limited to restructuring charges and acquisition related expenses, less pro forma corporate income tax applied at an assumed effective corporate tax rate. Adjusted Pro Forma Net Income per share consists of Adjusted Pro Forma Net Income divided by the fully dilutive weighted average number of the Company's Class A and Class B shares for the applicable period. These measures are reconciled in the tables below.

Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per share are non-GAAP financial measures which are not prepared in accordance with, and should not be considered a substitute for or superior to measurements required by GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies.

Reconciliation of Adjusted EBITDA

	Quarter Ended		Year Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Net income attributable to Duff & Phelps Corporation	$7,045	$5,876	$18,614	$16,765
Net income attributable to noncontrolling interest	4,110	4,087	11,115	12,581
Provision for income taxes	5,566	5,337	13,841	13,503
Other expense/(income), net	1,591	56	1,703	373
Operating income	18,312	15,356	45,273	43,222
Depreciation and amortization	3,230	2,506	11,164	9,916
Equity-based compensation associated with Legacy Units and IPO Options(1)	(34)	431	207	3,399
Acquisition retention expenses	1,024	11	1,624	11
Restructuring charges	95	—	4,090	—
Transaction and integration costs	1,571	307	2,372	704
Charge from realignment of senior management(2)	—	60	—	3,100
Charge from impairment of certain intangible assets	—	—	—	674
Adjusted EBITDA	$24,198	$18,671	$64,730	$61,026

Reconciliation of Adjusted Pro Forma Net Income

	Quarter Ended		Year Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Net income attributable to Duff & Phelps Corporation	$7,045	$5,876	$18,614	$16,765
Net income attributable to noncontrolling interest	4,110	4,087	11,115	12,581
Equity-based compensation associated with Legacy Units and IPO Options(1)	(34)	431	207	3,399
Acquisition retention expenses	1,024	11	1,624	11
Restructuring charges	95	—	4,090	—
Transaction and integration costs	1,571	307	2,372	704
Loss from the write off of an investment(3)	1,500	—	1,500	—
Charge from realignment of senior management(2)	—	60	—	3,100
Adjustment to provision for income taxes(4)	(2,910)	(1,217)	(7,824)	(6,823)
Adjusted Pro Forma Net Income, as defined	$12,401	$9,555	$31,698	$29,737

Fully diluted weighted average shares of Class A common stock	27,674	26,807	27,832	26,089
Weighted average New Class A Units outstanding	10,650	12,023	10,883	12,703
Pro forma fully exchanged, fully diluted	38,324	38,830	38,715	38,792

Adjusted Pro Forma Net Income per fully exchanged, fully diluted share outstanding	$0.32	$0.25	$0.82	$0.77

_______________
(1)
Represents elimination of equity-compensation expense from Legacy Units associated with grants of ownership units of D&P Acquisitions and IPO Options granted in conjunction with our IPO. See further detail in the notes to the consolidated financial statements.

(2)
On April 22, 2010, the Company announced certain management changes related to the departure of our former president and one of our segment leaders. The $3,100 primarily resulted from cash severance and a charge from the accelerated vesting of restricted stock awards.

(3)	Reflects a one-time charge from the write off of a minority investment in WR Managed Accounts, LLC. The charge is reflected in "Other expense" on the Company's Consolidated Statement of Operations.
(4)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.6% for the years ended December 31, 2011 and 2010, respectively, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. For the quarter ended December 31, 2010, the pro forma tax rates of 40.7% reflects a true-up adjustment relating to the nine months ended September 30, 2010. Assumes (i) full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company, (ii) the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at prevailing corporate rates and (iii) all deferred tax assets related to foreign operations are fully realizable.

Disclosure Regarding Forward-Looking Statements
Statements in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), which reflect the Company's current views with respect to, among other things, future events and financial performance. The Company generally identifies forward looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this discussion are based upon our historical performance and on our current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us, or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and the risk factors section that are included in our Annual Report on Form 10-K for the year ended December 31, 2011 and any subsequent filings of our Quarterly Reports on Form 10-Q. The forward-looking statements included in this press release are made only as of the date this press release was issued. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Investor Relations
Marty Dauer, +1-212-871-7700
investor.relations@duffandphelps.com

Media Relations
Alex Wolfe, +1-212-871-9087
alex.wolfe@duffandphelps.com

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended		Year Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Revenues	$118,980	$103,213	$383,940	$365,546
Reimbursable expenses	5,573	2,322	12,934	9,485
Total revenues	124,553	105,535	396,874	375,031

Direct client service costs
Compensation and benefits (includes $3,705 and $3,529 of equity-based compensation for the quarters ended December 31, 2011 and 2010, respectively, and $17,086 and $14,891 of equity-based compensation for the years ended December 31, 2011 and 2010, respectively)	62,934	58,576	209,606	205,958
Other direct client service costs	4,089	2,337	9,048	7,548
Acquisition retention expenses (includes $454 and $11 of equity-based compensation for the quarters ended December 31, 2011 and 2010, respectively, and $1,054 and $11 of equity-based compensation for the years ended December 31, 2011 and 2010, respectively)	1,024	11	1,624	11
Reimbursable expenses	5,589	2,324	13,073	9,547
	73,636	63,248	233,351	223,064
Operating expenses
Selling, general and administrative (includes $633 and $1,080 of equity-based compensation for the quarters ended December 31, 2011 and 2010, respectively, and $3,744 and $5,542 of equity-based compensation for the years ended December 31, 2011 and 2010, respectively)	27,709	24,118	100,624	97,451
Depreciation and amortization	3,230	2,506	11,164	9,916
Restructuring charges	95	—	4,090	—
Transaction and integration costs	1,571	307	2,372	704
Charge from impairment of certain intangible assets	—	—	—	674
	32,605	26,931	118,250	108,745

Operating income	18,312	15,356	45,273	43,222

Other expense/(income), net
Interest income	(8)	(6)	(77)	(112)
Interest expense	97	78	275	312
Other expense	1,502	(16)	1,505	173
	1,591	56	1,703	373

Income before income taxes	16,721	15,300	43,570	42,849
Provision for income taxes	5,566	5,337	13,841	13,503
Net income	11,155	9,963	29,729	29,346
Less: Net income attributable to noncontrolling interest	4,110	4,087	11,115	12,581
Net income attributable to Duff & Phelps Corporation	$7,045	$5,876	$18,614	$16,765

Weighted average shares of Class A common stock outstanding
Basic	26,685	25,758	26,958	25,170
Diluted	27,674	26,807	27,832	26,089

Net income per share attributable to stockholders of Class A common stock of Duff & Phelps Corporation
Basic	$0.24	$0.21	$0.65	$0.62
Diluted	$0.23	$0.20	$0.63	$0.60

Cash dividends declared per common share	$0.08	$0.06	$0.32	$0.23

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
QUARTERLY REVENUES BY SEGMENT
(In thousands)
(Unaudited)

	2010					2011					Variance Q4 2011 vs Q4 2010		Variance 2011 vs 2010
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Dollar	Percent	Dollar	Percent
Financial Advisory
Valuation Advisory	$38,178	$35,712	$34,013	$38,992	$146,895	$37,614	$32,604	$33,887	$39,046	$143,151	$54	0.1%	$(3,744)	(2.5)%
Tax Services	9,447	12,089	11,157	10,631	43,324	7,547	15,128	9,572	8,698	40,945	(1,933)	(18.2)%	(2,379)	(5.5)%
Dispute & Legal Management Consulting	9,415	9,316	10,571	11,760	41,062	13,436	13,005	18,319	22,032	66,792	10,272	87.3%	25,730	62.7%
	57,040	57,117	55,741	61,383	231,281	58,597	60,737	61,778	69,776	250,888	8,393	13.7%	19,607	8.5%

Alternative Asset Advisory
Portfolio Valuation	5,482	4,642	4,455	5,216	19,795	6,519	6,220	6,730	6,272	25,741	1,056	20.2%	5,946	30.0%
Complex Asset Solutions	4,126	3,355	2,481	3,512	13,474	5,321	4,125	3,998	4,631	18,075	1,119	31.9%	4,601	34.1%
Due Diligence	2,170	2,439	3,072	3,085	10,766	1,645	4,070	2,643	3,492	11,850	407	13.2%	1,084	10.1%
	11,778	10,436	10,008	11,813	44,035	13,485	14,415	13,371	14,395	55,666	2,582	21.9%	11,631	26.4%

Investment Banking
M&A Advisory	3,682	3,144	4,604	11,289	22,719	1,450	1,853	5,741	16,568	25,612	5,279	46.8%	2,893	12.7%
Transaction Opinions	6,823	6,041	6,711	9,328	28,903	8,231	7,266	7,466	5,811	28,774	(3,517)	(37.7)%	(129)	(0.4)%
Global Restructuring Advisory	9,841	12,004	7,363	9,400	38,608	3,283	3,615	3,672	12,430	23,000	3,030	32.2%	(15,608)	(40.4)%
	20,346	21,189	18,678	30,017	90,230	12,964	12,734	16,879	34,809	77,386	4,792	16.0%	(12,844)	(14.2)%

Total Revenues (excluding reimbursables)	$89,164	$88,742	$84,427	$103,213	$365,546	$85,046	$87,886	$92,028	$118,980	$383,940	$15,767	15.3%	$18,394	5.0%

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(In thousands, except headcount data)
(Unaudited)

	Quarter Ended		Year Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Financial Advisory
Revenues (excluding reimbursables)	$69,776	$61,383	$250,888	$231,281
Segment operating income	$14,848	$7,614	$45,212	$29,819
Segment operating income margin	21.3%	12.4%	18.0%	12.9%

Alternative Asset Advisory
Revenues (excluding reimbursables)	$14,395	$11,813	$55,666	$44,035
Segment operating income	$3,545	$2,770	$12,890	$9,208
Segment operating income margin	24.6%	23.4%	23.2%	20.9%

Investment Banking
Revenues (excluding reimbursables)	$34,809	$30,017	$77,386	$90,230
Segment operating income	$5,821	$8,289	$6,767	$22,061
Segment operating income margin	16.7%	27.6%	8.7%	24.4%

Total
Revenues (excluding reimbursables)	$118,980	$103,213	$383,940	$365,546

Segment operating income	$24,214	$18,673	$64,869	$61,088
Net client reimbursable expenses	(16)	(2)	(139)	(62)
Equity-based compensation from Legacy Units and IPO Options	34	(431)	(207)	(3,399)
Depreciation and amortization	(3,230)	(2,506)	(11,164)	(9,916)
Acquisition retention expenses	(1,024)	(11)	(1,624)	(11)
Restructuring charges	(95)	—	(4,090)	—
Transaction and integration costs	(1,571)	(307)	(2,372)	(704)
Charge from realignment of senior management	—	(60)	—	(3,100)
Charge from impairment of certain intangible assets	—	—	—	(674)
Operating income	$18,312	$15,356	$45,273	$43,222

Average Client Service Professionals
Financial Advisory	584	572	575	596
Alternative Asset Advisory	99	78	94	83
Investment Banking	213	129	158	128
Total	896	779	827	807

End of Period Client Service Professionals
Financial Advisory	590	572	590	572
Alternative Asset Advisory	100	85	100	85
Investment Banking	303	128	303	128
Total	993	785	993	785

Revenue per Client Service Professional
Financial Advisory	$119	$107	$436	$388
Alternative Asset Advisory	$145	$151	$592	$531
Investment Banking	$163	$233	$490	$705
Total	$133	$132	$464	$453

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT—CONTINUED
(In thousands, except utilization, rate-per-hour and headcount data)
(Unaudited)

	Quarter Ended		Year Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Utilization(1)
Financial Advisory	81.7%	76.0%	73.8%	67.3%
Alternative Asset Advisory	63.0%	68.4%	61.2%	62%

Rate-Per-Hour(2)
Financial Advisory	$356	$346	$343	$344
Alternative Asset Advisory	$516	$468	$515	$481

Revenues (excluding reimbursables)
Financial Advisory	$69,776	$61,383	$250,888	$231,281
Alternative Asset Advisory	14,395	11,813	55,666	44,035
Investment Banking	34,809	30,017	77,386	90,230
Total	$118,980	$103,213	$383,940	$365,546

Average Managing Directors
Financial Advisory	90	94	92	96
Alternative Asset Advisory	24	24	25	24
Investment Banking	58	39	47	40
Total	172	157	164	160

End of Period Managing Directors
Financial Advisory	92	93	92	93
Alternative Asset Advisory	24	26	24	26
Investment Banking	76	38	76	38
Total	192	157	192	157

Revenue per Managing Director
Financial Advisory	$775	$653	$2,727	$2,409
Alternative Asset Advisory	$600	$492	$2,227	$1,835
Investment Banking	$600	$770	$1,647	$2,256
Total	$692	$657	$2,341	$2,285

_______________
(1)
The utilization rate for any given period is calculated by dividing the number of hours incurred by client service professionals who worked on client assignments (including internal projects for the Company) during the period by the total available working hours for all of such client service professionals during the same period, assuming a 40 hour work week, less paid holidays and vacation days. Utilization excludes client service professionals associated with certain property tax services due to the nature of the work performed and client service professionals from certain acquisitions prior to their transition to the Company's financial system.

(2)
Average billing rate-per-hour is calculated by dividing revenues for the period by the number of hours worked on client assignments (including internal projects for the Company) during the same period. Financial Advisory revenues used to calculate rate-per-hour exclude revenues associated with certain property tax engagements. The average billing rate excludes certain hours from our acquisitions prior to their transition to the Company's financial system.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
SUMMARY OF CLIENT SERVICE PROFESSIONALS
(Unaudited)

	2010					2011
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Average Client Service Professionals
Financial Advisory	640	594	574	572	596	574	562	576	584	575
Alternative Asset Advisory	92	85	79	78	83	87	94	98	99	94
Investment Banking	131	127	124	129	128	129	128	147	213	158
	863	806	777	779	807	790	784	821	896	827

End of Period Client Service Professionals
Financial Advisory	614	576	583	572		571	552	580	590
Alternative Asset Advisory	88	81	78	85		90	97	100	100
Investment Banking	128	125	128	128		127	131	149	303
	830	782	789	785		788	780	829	993

	2010					2011
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Average Managing Directors
Financial Advisory	98	97	97	94	96	94	93	91	90	92
Alternative Asset Advisory	25	25	24	24	24	26	25	25	24	25
Investment Banking	40	41	40	39	40	39	41	48	58	47
	163	163	161	157	160	159	159	164	172	164

End of Period Managing Directors
Financial Advisory	94	99	95	93		94	91	90	92
Alternative Asset Advisory	25	24	23	26		26	25	25	24
Investment Banking	39	40	40	38		39	43	50	76
	158	163	158	157		159	159	165	192

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)
(Unaudited)

	December 31, 2011	December 31, 2010
ASSETS
Current assets
Cash and cash equivalents	$38,986	$113,328
Accounts receivable (net of allowance for doubtful accounts of $1,753 and $1,347 at December 31, 2011 and 2010, respectively)	77,795	60,358
Unbilled services	51,427	23,101
Prepaid expenses and other current assets	8,257	7,479
Net deferred income taxes, current	2,545	2,555
Total current assets	179,010	206,821

Property and equipment (net of accumulated depreciation of $32,516 and $26,375 at December 31, 2011 and 2010, respectively)	33,632	29,250
Goodwill	192,970	139,170
Intangible assets (net of accumulated amortization of $25,626 and $20,656 at December 31, 2011 and 2010, respectively)	40,977	30,407
Other assets	13,942	2,638
Investments related to deferred compensation plan	23,542	23,151
Net deferred income taxes, less current portion	115,826	116,789
Total non-current assets	420,889	341,405
Total assets	$599,899	$548,226

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$4,148	$2,397
Accrued expenses	22,612	11,254
Accrued compensation and benefits	41,518	39,875
Liability related to deferred compensation plan, current portion	646	1,314
Deferred revenues	4,185	2,427
Other current liabilities	—	430
Due to noncontrolling unitholders, current portion	6,209	5,640
Total current liabilities	79,318	63,337

Liability related to deferred compensation plan, less current portion	23,083	21,764
Other long-term liabilities	32,248	16,676
Due to noncontrolling unitholders, less current portion	101,557	103,885
Total non-current liabilities	156,888	142,325
Total liabilities	236,206	205,662

Commitments and contingencies

Stockholders' equity
Preferred stock (50,000 shares authorized; zero issued and outstanding)	—	—
Class A common stock, par value $0.01 per share (100,000 shares authorized; 31,646 and 30,166 shares issued and outstanding at December 31, 2011 and 2010, respectively)	316	302
Class B common stock, par value $0.0001 per share (50,000 shares authorized; 10,488 and 11,151 shares issued and outstanding at December 31, 2011 and 2010, respectively)	1	1
Additional paid-in capital	252,572	232,644
Accumulated other comprehensive income	287	1,400
Retained earnings	25,631	16,923
Total stockholders' equity of Duff & Phelps Corporation	278,807	251,270
Noncontrolling interest	84,886	91,294
Total stockholders' equity	363,693	342,564
Total liabilities and stockholders' equity	$599,899	$548,226

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Year Ended
	December 31, 2011	December 31, 2010
Cash flows from operating activities:
Net income	$29,729	$29,346
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,164	9,916
Equity-based compensation	21,884	20,444
Bad debt expense	3,363	2,074
Net deferred income taxes	4,811	3,050
Other	3,295	1,606
Changes in assets and liabilities providing/(using) cash, net of acquired balances:
Accounts receivable	(19,821)	(3,231)
Unbilled services	(14,471)	(12)
Prepaid expenses and other current assets	1,399	(930)
Other assets	(146)	(1,802)
Accounts payable and accrued expenses	6,490	(1,933)
Accrued compensation and benefits	4,379	6,157
Deferred revenues	1,756	(1,378)
Other liabilities	(869)	734
Due to noncontrolling unitholders from payments pursuant to the Tax Receivable Agreement	(5,536)	(4,267)
Net cash provided by operating activities	47,427	59,774

Cash flows from investing activities:
Purchases of property and equipment	(8,057)	(7,080)
Business acquisitions, net of cash acquired	(53,464)	(18,217)
Purchases of investments	(6,200)	(3,175)
Increase in restricted cash	(6,400)	—
Net cash used in investing activities	(74,121)	(28,472)

Cash flows from financing activities:
Repurchases of Class A common stock	(28,891)	(8,897)
Dividends	(9,989)	(6,618)
Distributions and other payments to noncontrolling unitholders	(8,447)	(9,833)
Payment of costs for debt issuance and extinguishment	(302)	—
Net proceeds from sale of Class A common stock	—	(3)
Proceeds from exercises of IPO Options	267	144
Net cash used in financing activities	(47,362)	(25,207)

Effect of exchange rate on cash and cash equivalents	(286)	(78)

Net increase/(decrease) in cash and cash equivalents	(74,342)	6,017
Cash and cash equivalents at beginning of year	113,328	107,311
Cash and cash equivalents at end of year	$38,986	$113,328

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended December 31, 2011
	As Reported	Adjustments		Adjusted Pro Forma
Revenues	$118,980	$—		$118,980
Reimbursable expenses	5,573	—		5,573
Total revenues	124,553	—		124,553

Direct client service costs
Compensation and benefits	62,934	32	(1)	62,966
Other direct client service costs	4,089	—		4,089
Acquisition retention expenses	1,024	(1,024)		—
Reimbursable expenses	5,589	—		5,589
	73,636	(992)		72,644
Operating expenses
Selling, general and administrative	27,709	2	(1)	27,711
Depreciation and amortization	3,230	—		3,230
Restructuring charges	95	(95)		—
Transaction and integration costs	1,571	(1,571)		—
	32,605	(1,664)		30,941

Operating income	18,312	2,656		20,968

Other expense/(income), net
Interest income	(8)	—		(8)
Interest expense	97	—		97
Other expense	1,502	(1,500)	(3)	2
	1,591	(1,500)		91

Income before income taxes	16,721	4,156		20,877
Provision for income taxes	5,566	2,910	(4)	8,476
Net income	11,155	1,246		12,401
Less: Net income attributable to noncontrolling interest	4,110	(4,110)		—
Net income attributable to Duff & Phelps Corporation	$7,045	$5,356		$12,401

Pro forma fully exchanged, fully diluted shares outstanding				38,324

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.32

See definition of Adjusted Pro Forma Net Income and accompanying footnotes in the preceding section of this press release.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended December 31, 2010
	As Reported	Adjustments		Adjusted Pro Forma
Revenues	$103,213	$—		$103,213
Reimbursable expenses	2,322	—		2,322
Total revenues	105,535	—		105,535

Direct client service costs
Compensation and benefits	58,576	(158)	(1)(2)	58,418
Other direct client service costs	2,337	—		2,337
Acquisition retention expenses	11	(11)		—
Reimbursable expenses	2,324	—		2,324
	63,248	(169)		63,079

Operating expenses
Selling, general and administrative	24,118	(333)	(1)(2)	23,785
Depreciation and amortization	2,506	—		2,506
Transaction and integration costs	307	(307)		—
	26,931	(640)		26,291

Operating income	15,356	809		16,165

Other expense/(income), net
Interest income	(6)	—		(6)
Interest expense	78	—		78
Other income	(16)	—		(16)
	56	—		56

Income before income taxes	15,300	809		16,109
Provision for income taxes	5,337	1,217	(4)	6,554
Net income	9,963	(408)		9,555
Less: Net income attributable to noncontrolling interest	4,087	(4,087)		—
Net income attributable to Duff & Phelps Corporation	$5,876	$3,679		$9,555

Pro forma fully exchanged, fully diluted shares outstanding				38,830

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.25

See definition of Adjusted Pro Forma Net Income and accompanying footnotes in the preceding section of this press release.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Year Ended December 31, 2011
	As Reported	Adjustments		Adjusted Pro Forma
Revenues	$383,940	$—		$383,940
Reimbursable expenses	12,934	—		12,934
Total revenues	396,874	—		396,874
				—
Direct client service costs				—
Compensation and benefits	209,606	273	(1)	209,879
Other direct client service costs	9,048	—		9,048
Acquisition retention expenses	1,624	(1,624)		—
Reimbursable expenses	13,073	—		13,073
	233,351	(1,351)		232,000
Operating expenses				—
Selling, general and administrative	100,624	(480)	(1)	100,144
Depreciation and amortization	11,164	—		11,164
Restructuring charges	4,090	(4,090)		—
Transaction and integration costs	2,372	(2,372)		—
	118,250	(6,942)		111,308
				—
Operating income	45,273	8,293		53,566
				—
Other expense/(income), net				—
Interest income	(77)	—		(77)
Interest expense	275	—		275
Other expense	1,505	(1,500)	(3)	5
	1,703	(1,500)		203
				—
Income before income taxes	43,570	9,793		53,363
Provision for income taxes	13,841	7,824	(4)	21,665
Net income	29,729	1,969		31,698
Less: Net income attributable to noncontrolling interest	11,115	(11,115)		—
Net income attributable to Duff & Phelps Corporation	$18,614	$13,084		$31,698

Pro forma fully exchanged, fully diluted shares outstanding				38,715

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.82

See definition of Adjusted Pro Forma Net Income and accompanying footnotes in the preceding section of this press release.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Year Ended December 31, 2010
	As Reported	Adjustments		Adjusted Pro Forma
Revenues	$365,546	$—		$365,546
Reimbursable expenses	9,485	—		9,485
Total revenues	375,031	—		375,031

Direct client service costs
Compensation and benefits	205,958	(1,848)	(1)(2)	204,110
Other direct client service costs	7,548	—		7,548
Acquisition retention expenses	11	(11)		—
Reimbursable expenses	9,547	—		9,547
	223,064	(1,859)		221,205
Operating expenses
Selling, general and administrative	97,451	(4,651)	(1)(2)	92,800
Depreciation and amortization	9,916	—		9,916
Transaction and integration costs	704	(704)		—
Charge from impairment of certain intangible assets	674	—		674
	108,745	(5,355)		103,390

Operating income	43,222	7,214		50,436

Other expense/(income), net
Interest income	(112)	—		(112)
Interest expense	312	—		312
Other expense	173	—		173
	373	—		373

Income before income taxes	42,849	7,214		50,063
Provision for income taxes	13,503	6,823	(4)	20,326
Net income	29,346	391		29,737
Less: Net income attributable to noncontrolling interest	12,581	(12,581)		—
Net income attributable to Duff & Phelps Corporation	$16,765	$12,972		$29,737

Pro forma fully exchanged, fully diluted shares outstanding				38,792

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.77

See definition of Adjusted Pro Forma Net Income and accompanying footnotes in the preceding section of this press release.